Filed Pursuant to Rule 497(a)

File No. 033-20827

Rule 482 Ad

Media Inquiries:

Lyceus Group

Tucker Slosburg

206.652.3206

tslosburg@lyceusgroup.com

FOR IMMEDIATE RELEASE

MFAM reboots to Motley Fool Asset Management

Announces planned Conversion of Mutual Funds into ETFs

Intentions to launch more ETFs

Alexandria, VA (September 28, 2021) – Motley Fool Asset Management, an affiliate of The Motley Fool, LLC,* today is proud to announce the rebranding of their business - which supports over $1.7 billion assets under management in Mutual Funds and ETFs - to better reflect its history and investment foundation consistent with its parent company. “We’re bringing ‘the Fool’ back,” said Kelsey Mowrey, President of Motley Fool Asset Management. “While Motley Fool Asset Management is a separate company, Motley Fool is an important part of our name as well as our history and culture.”

As part of the re-brand, Motley Fool Asset Management announces it will convert two Mutual Funds (Ticker: FOOLX/FOIIX and Ticker: TMFGX/FOGIX) into ETFs prior to year-end.

The mutual fund conversions, representing approximately $1 billion in assets, will join Motley Fool Asset Management’s current ETF offerings alongside The Motley Fool 100 Index ETF (Ticker: TMFC), and the MFAM Small Cap Growth ETF (Ticker: MFMS). All Motley Fool Asset Management Funds and ETFs are housed with The RBB Fund, Inc., whose service platform allows Motley Fool Asset Management to focus on managing the Funds’ investments.

“Considering the current environment, ETFs are a more desirable and shareholder friendly structure,” said Arnold Reichman, Chairman of The RBB Fund, Inc. Board. “RBB is proud to assist Motley Fool Asset Management in converting the Mutual Funds into ETFs”. A discussion of the benefits associated with the ETF structure can be found in the information statement/prospectus recently filed with the SEC.

Chief Investment Officer, Bryan Hinmon, oversees the Four Core Pillars that determine the quality of potential investments for actively managed strategies: Management & Culture; Economics of the Business; Competitive Advantage; and Trajectory. “This qualitative framework is the foundation for all our actively managed products.” Stated Hinmon. “We look forward to offering new investment strategies, including both actively and passively managed solutions, over the coming years.”

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About Motley Fool Asset Management

Motley Fool Asset Management (“MFAM”) is a research-driven boutique asset management firm headquartered in the greater Washington, D.C. area, that offers a suite of mutual funds and ETFs (“Funds”). For more information, visit our website at www.mfamfunds.com

*	MFAM, an affiliate of The Motley Fool LLC (“TMF”), is a separate legal entity, and all discretionary asset management services for our Funds are made independently by portfolio managers at MFAM. Neither of TMF co-founders, Tom Gardner and David Gardner, nor any other TMF analyst is involved in the investment decision-making or daily operations of MFAM. With respect to its actively-managed Funds, MFAM does not attempt to track any TMF services and, as such, Funds may diverge completely from TMF’s services.

About The RBB Fund, Inc.

The RBB Fund, Inc., the first organized multiple series trust founded in 1988, is a registered open-end investment company organized as a Series Trust. RBB is a turnkey ETF and Mutual Fund solution which permits an Advisor to focus on its core competency of asset management and shifts responsibility for the establishment, servicing, and corporate governance of funds to RBB. RBB oversees approximately $18 billion in assets, supporting ten unaffiliated advisors, over 20 unaffiliated subadvisors, and over 40 mutual fund or ETF offerings. For more information, please go to www.rbbfund.com

This press release does not constitute an offer to sell or a solicitation to buy any of the securities described herein, nor shall there be any sale of these securities in any state or jurisdiction in which such offer or solicitation or sale would be unlawful prior to registration or qualification under the laws of such state or jurisdiction.

Investors should consider the investment objectives, risks, charges and expenses of the ETFs carefully before investing. The preliminary prospectus dated September 27, 2021, which has been filed with the SEC, contains this and other information about the ETFs and should be read carefully before investing. The information in the preliminary prospectus is not complete and may be changed.

In connection with the proposed conversions discussed herein, an information statement/prospectus dated September 27, 2021 that is included in a registration statement on Form N-14 has been filed with the SEC. It may be amended or withdrawn and the information statement/prospectus will not be distributed to shareholders unless and until the registration statement is declared effective by the SEC. The information in the information statement/prospectus is not complete and may be changed. Investors are urged to read the materials and any other relevant documents when they become available because they will contain important information about the conversions.

Copies of the preliminary prospectus and information statement/prospectus are available on the SEC's website at www.sec.gov.

Investing involves risks, including possible loss of principal.

Shares of the Fund are distributed by Quasar Distributors, LLC, a registered broker-dealer not affiliated with The Motley Fool.